UNITED STATES
	      SECURITIES AND EXCHANGE COMMISSION
	           Washington, D.C.  20549


	                   FORM 8-K


	               CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) December 2, 2002


           ENERGY & ENGINE TECHNOLOGY CORPORATION
    (Exact name of registrant as specified in its charter)


        NEVADA              0-32129	            88-0471842
(State or other         (Commission File      (IRS Employer
jurisdiction of           Number)             Identification No.)
incorporation)


	5308 WEST PLANO PARKWAY, PLANO, TEXAS  75093
	(Address of principal executive offices)


Registrant's telephone number, including area code: (972) 732-6360












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ITEM 5.   OTHER EVENTS


On December 2, 2002 registrant's Board of Directors adopted registrant's 2002-2003 Consulting Services Plan (the "Consulting Plan") in order to advance the interests of the registrant by rewarding, encouraging and enabling the acquisition of larger personal proprietary interests in the registrant by employees, directors and former directors of, and contractors and consultants to, the registrant, and its Subsidiaries who have: 1) served without salaries or other compensation; and 2) assisted the registrant with support services for its business development. The Consulting Plan provides for an aggregate of 1,000,000 shares of the registrant's $.001 par value common stock, currently valued at $.07 per share (but subject to change on market fluctuation) that may be awarded from time to time at the sole discretion of the Board of Directors.

The Consulting Plan is included as  Exhibit 99(a) to this Form 8-
K.

As of September 30, 2002 the registrant had 22,018,532 shares of its $.001 par value common stock outstanding.


FORWARD-LOOKING STATEMENTS
--------------------------
Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes

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that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.


EXHIBITS
--------

The following exhibits are filed with this Form 8-K:


EXHIBIT NUMBER
--------------
DESCRIPTION OF EXHIBIT
----------------------
99(a)  -   2002-2003 CONSULTING SERVICES PLAN




                               SIGNATURES
                               ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Energy & Engine Technology
                               Corporation

Date:  12/04/02                By:/S/ WILLARD G. MCANDREW III
                     		  Chief Executive Officer, President
                                and Director








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